Exhibit 99.1
-END-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. COMPLETES ACQUISITION OF

EGG PRODUCTION ASSETS OF FASSIO EGG FARMS, INC.
RIDGELAND, Miss. (October

4, 2023)
―

Cal-Maine Foods, Inc.

(NASDAQ: CALM) (“Cal-Maine

Foods” or
the

“Company”),

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United

States,

today
announced it has closed the

previously announced acquisition of substantially all

the assets of Fassio

Egg
Farms, Inc.,

related to

its commercial

shell egg

production and

processing business.

The acquired

assets
include commercial shell

egg production

and processing facilities

with current capacity

of approximately
1.2 million

laying hens,

primarily cage-free,

feed mill,

pullets, fertilizer

production and

land located

in Erda,
Utah, outside Salt Lake City.

About Cal-Maine Foods
Cal-Maine Foods, Inc.

is primarily engaged

in the production,

grading, packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally enhanced eggs.

The Company, which is

headquartered in Ridgeland, Mississippi,
is the largest

producer and distributor of

fresh shell eggs in

the United States and

sells the majority of

its
shell

eggs

in

states across

the southwestern,

southeastern, mid-western

and mid-Atlantic

regions of

the
United States.
Forward Looking Statements
Statements contained in this

press release that are

not historical facts are

forward-looking statements

as that
term is

defined in

the Private

Securities Litigation Reform

Act of

1995. The

forward-looking statements are
based on management’s

current intent,

belief, expectations,

estimates and

projections regarding

our company
and our industry.

These statements

are not guarantees

of future performance

and involve risks,

uncertainties,
assumptions and

other factors

that are

difficult to

predict and

may be

beyond our

control. The

factors that
could cause actual

results to differ materially

from those projected

in the forward-looking

statements include,
among others, (i)

the risk factors

set forth in

the Company’s SEC

filings (including

its Annual Reports

on Form
10-K, Quarterly Reports on

Form 10-Q and Current Reports

on Form 8-K), (ii) the risks

and hazards inherent
in the shell egg

business (including disease, pests, weather conditions and

potential for recall), including but
not

limited to

the

most

recent

outbreak

of

highly

pathogenic

avian

influenza affecting

poultry

in

the

U.S.,
Canada and

other countries

that was

first detected

in commercial

flocks in

the U.S.

in February

2022, (iii)
changes in the demand for and market prices of shell eggs and feed costs, (iv)

our ability to predict and meet
demand for

cage-free and

other specialty

eggs, (v)

risks, changes

or obligations

that could

result from

our
future acquisition of new flocks or businesses and risks

or changes that may cause conditions to completing

a
pending

acquisition not

to

be

met, (vi)

risks

relating to

increased costs

and higher

and

potentially further
increases in inflation and interest

rates, which began in response to

market conditions caused in part by

the
COVID-19 pandemic

and which

generally have

been exacerbated

by the

Russia-Ukraine war

that began

in
February 2022,

(vii) our

ability to

retain existing customers,

acquire new customers

and grow

our product
mix, and (viii) adverse results in pending litigation matters. SEC filings may be obtained from the SEC or the
Company’s website ,

www.calmainefoods.com.

Readers are cautioned

not to place

undue reliance

on forward-
looking statements because,

while we believe

the assumptions on

which the forward-looking statements

are
based

are

reasonable,

there

can

be

no

assurance

that

these

forward-looking

statements

will

prove

to

be
accurate. Further, the

forward-looking statements included

herein are

only made

as of

the respective

dates
thereof, or

if no

date is

stated, as

of the

date hereof.

Except as

otherwise required

by law,

we disclaim

any
intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a

result

of

new
information, future events or otherwise.